UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 25, 2024

Date of Report (Date of earliest event reported)

Insight Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-40775	86-3386030
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 East 91st Street New York, NY	10128
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 751-9193

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Redeemable Warrant	INAQU	The Nasdaq Stock Market, LLC
Class A Common Stock, par value $0.0001 per share	INAQ	The Nasdaq Stock Market, LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	INAQW	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously disclosed, effective as of October 13, 2023, Insight Acquisition Corp. (the “Company”), IAC Merger Sub Inc., a Florida corporation (“Merger Sub”) and Alpha Modus, Corp., a Florida corporation (“Alpha Modus”), entered into a business combination agreement and plan of merger (the “AM BCA”) pursuant to which Merger Sub will merge with and into Alpha Modus with Alpha Modus as the surviving corporation and becoming a wholly owned subsidiary of the Company. The board of directors of the Company has unanimously approved and declared advisable the AM BCA, the merger and the other transactions contemplated thereby (the “Business Combination”). In connection with the Business Combination the Company will change its name to Alpha Modus Holdings, Inc.

In its definitive proxy statement filed with the SEC on September 18, 2024 (the “Proxy Statement”), the Company disclosed that the Board of Directors of the post Business Combination Company will consist of the following members:

William Alessi – Chairman

Greg Richter

William Ullman

Michael Garel

Scott Wattenberg

The Proxy Statement further disclosed the composition of the post Business Combination Company’s committees, as follows:

Audit Committee

William Ullman

Greg Richter

Scott Wattenberg - Chairman

Compensation Committee

Greg Richter - Chairman

Michael Garel

Scott Wattenberg

Nominating and Corporate Governance Committee

William Ullman

Michael Garel

Greg Richter - Chairman

On November 25, 2024, the Company and Alpha Modus have determined to revise the composition of the post Business Combination Company’s committee members because Greg Richter is William Alessi’s brother-in-law and as such does not qualify as an independent director under Nasdaq’s rules. Accordingly, following the Business Combination, the post Business Combination Company’s committees will be composed as follows:

Audit Committee

William Ullman

Michael Garel

Scott Wattenberg - Chairman

Compensation Committee

William Ullman

Michael Garel - Chairman

Scott Wattenberg

Nominating and Corporate Governance Committee

William Ullman - Chairman

Michael Garel

Scott Wattenberg

Item 9.01. Financial Statements and Exhibits.

EXHIBIT NO.	DESCRIPTION
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 26, 2024

INSIGHT ACQUISITION CORP.

By:	/s/ Michael Singer
Name:	Michael Singer
Title:	Executive Chairman and
Chief Executive Officer

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